BLACKROCK ETF TRUST II

BlackRock High Yield Muni Income Bond ETF

(the “Fund”)

Supplement dated March 2, 2023 (the “Supplement”) to the Fund’s

Summary Prospectus and Prospectus, each dated November 28, 2022

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Kevin Maloney, CFA, James Mauro, Ryan McDonald, CFA, and Phillip Soccio, CFA (the “Portfolio Managers”), are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Maloney, Mauro, McDonald and Soccio have been Portfolio Managers of the Fund since 2021, 2021, 2023 and 2023, respectively.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Kevin Maloney, CFA, James Mauro, Ryan McDonald, CFA, and Phillip Soccio, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Kevin Maloney, CFA, has been employed by BFA or its affiliates as a portfolio manager since 2016. Mr. Maloney has been with BlackRock since 2010. Mr. Maloney has been a Portfolio Manager of the Fund since 2021.

James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2021.

Ryan McDonald, CFA, has been employed by BFA or its affiliates as a portfolio manager since 2023. Mr. McDonald has been with BlackRock since 2016. Prior to that, Mr. McDonald was a Vice president of Moelis & Co. Mr. McDonald has been a Portfolio Manager of the Fund since 2023.

Phillip Soccio, CFA, has been employed by BFA or its affiliates as a portfolio manager since 2002. Mr. Soccio has been with BlackRock since 1998. Mr. Soccio has been a Portfolio Manager of the Fund since 2023.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.

PRO-HYMIBE-0323SUP